                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 27, 2006

                              Armor Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-18863                      59-3392443
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
           of incorporation)                                 Identification No.)

13386 International Parkway, Jacksonville, Florida                         32218
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400

         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]   Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

      [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

      On February 27, 2006, Armor Holdings, Inc. ("Armor"), a Delaware
corporation, Santana Acquisition Corp., a Texas corporation and a wholly-owned subsidiary of Armor ("Acquisition Sub"), and Stewart & Stevenson Services, Inc.,
a Texas corporation ("Stewart & Stevenson"), entered into an Agreement and Plan of Merger dated as of February 27, 2006 (the "Merger Agreement"). Under the
terms of the Merger Agreement, Acquisition Sub will merge with and into Stewart
& Stevenson (the "Merger"), with Stewart & Stevenson surviving the Merger as a wholly-owned subsidiary of Armor.

      At the Effective Time (as defined in the Merger Agreement) of the Merger, each share of Stewart & Stevenson common stock issued and outstanding immediately prior to the Effective Time (other than shares held by Armor,
Stewart & Stevenson or Acquisition Sub and/or any of their respective subsidiaries, which will be canceled, and Dissenting Shares, as defined in the
Merger Agreement) will be automatically converted into the right to receive
$35.00 in cash, without interest. Each Stewart & Stevenson stock option that is outstanding immediately prior to the Merger shall become fully vested and exercisable. At the Effective Time, all outstanding stock options of Stewart &
Stevenson will be canceled automatically and each option will be converted into the right to receive, without interest and less any applicable amounts required to be withheld, an amount of cash equal to the product of: (i) the number of shares otherwise issuable upon the exercise of the stock option immediately prior to the Effective Time and (ii) $35.00 less the exercise price of such stock option.

      Stewart & Stevenson has made customary representations and warranties and covenants in the Merger Agreement, including among others (i) to conduct its and its subsidiaries' businesses in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time of the
Merger (the "Interim Period"), (ii) not to engage in certain kinds of transactions or take certain actions during the Interim Period, (iii) to cause a meeting of Stewart & Stevenson's shareholders to be held to consider the adoption of the Merger Agreement, and (iv) that Stewart & Stevenson's board of directors has recommended that the Merger and the Merger Agreement be approved by Stewart & Stevenson's shareholders, in each case, subject to certain exceptions.

         In addition, Stewart & Stevenson made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or, (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

         The Merger has been approved by Armor's and Stewart & Stevenson's boards of directors. Each party's obligation to consummate the Merger is subject to customary conditions, including (i) approval of the holders of Stewart &
Stevenson's common stock, (ii) absence of any law or order prohibiting the completion of the Merger, (iii) expiration or termination of the
Hart-Scott-Rodino waiting period, (iv) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (v)
material compliance of the other party with its covenants. In addition, Armor's obligation to consummate the Merger is subject to the following additional customary conditions: (i) receipt of certain other regulatory approvals, (ii)
absence of a material adverse change since the date of the Merger Agreement and
(iii) absence of any action or proceeding by any U.S. Federal governmental authority seeking to restrain or prohibit the consummation of the Merger.

         The Merger Agreement contains certain termination rights for both
Stewart & Stevenson and Armor, and further provides that, upon termination of the Merger Agreement under specified circumstances, Stewart & Stevenson may be required to pay Armor a termination fee of $37,340,000 or the reasonable expenses incurred by Armor in negotiating and performing the Merger Agreement.

         A subsidiary of Stewart & Stevenson and a subsidiary of Armor are parties to (i) Teaming Agreements relating to the joint development of the armored cab for the U.S. Army's Family of Medium Tactical Vehicles, which includes the High Mobility Artillery Rocket System, and (ii) purchase orders for the supply by a subsidiary of Armor to a subsidiary of Stewart & Stevenson of armoring materials for incorporation into the Stewart & Stevenson's Low
Signature Armored Cabs.

      The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the
Merger Agreement, filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits.

              Exhibit
              Number     Description
              -------    -----------

              2.1        Agreement and Plan of Merger dated as of February 27,
                         2006, by and among Armor Holdings, Inc., Santana
                         Acquisition Corp., and Stewart & Stevenson Services,
                         Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2006

                                           ARMOR HOLDINGS, INC.

                                           By: /s/Glenn J. Heiar
                                              ----------------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer

                                  Exhibit Index

              Exhibit
              Number     Description
              -------    -----------

              2.1        Agreement and Plan of Merger dated as of February 27,
                         2006, by and among Armor Holdings, Inc., Santana
                         Acquisition Corp., and Stewart & Stevenson Services,
                         Inc.